Caterpillar Financial Asset Trust, 1995-A       Exhibit 99.1

Statement for Certificateholders Pursuant to Section 5.0      Exhibit A

Distribution Date:                                            28-May-96

( i )  Amount of principal being paid on Notes:

(a)  Class A-1 Notes, CUSIP NO 149114AD2:                          0.00
       per $1,000 original principal amount:                  0.0000000

(b)  Class A-2 Notes, CUSIP NO 149114AE0:                 17,419,812.31
       per $1,000 original principal amount:                 99.5417846

(c)  Class A-3 Notes, CUSIP NO 149114AF7:                          0.00
       per $1,000 original principal amount:                  0.0000000

(d)  Certificates, CUSIP NO 149114AG5:                       725,825.51
       per $1,000 original principal amount:                39.52125923

(e)  Total:                                               18,145,637.82

(ii)  Amount of interest being paid or distributed:

(a)  Class A-1 Notes, CUSIP NO 149114AD2:                          0.00
        per $1,000 original principal amount:                 0.0000000

(b)  Class A-2 Notes, CUSIP NO 149114AE0:                    865,851.26
        per $1,000 original principal amount:                 4.9477215

(c)  Class A-3 Notes, CUSIP NO 149114AF7:                    791,458.50
        per $1,000 original principal amount:                 5.2500000

(d) Certificates, CUSIP NO 149114AG5:                         97,668.69
        per $1,000 original principal amount:                5.31806847

(e)  Total:                                                1,754,978.45

(iii)  Amount of prepayment premium being paid or distributed:

(a)  Class A-1 Notes, CUSIP NO 149114AD2:                          0.00
        per $1,000 original principal amount:                 0.0000000

(b)  Class A-2 Notes, CUSIP NO 149114AE0:                          0.00
        per $1,000 original principal amount:                 0.0000000

(c)  Class A-3 Notes, CUSIP NO 149114AF7:                          0.00
        per $1,000 original principal amount:                 0.0000000

(d) Certificates, CUSIP NO 149114AG5:                              0.00
        per $1,000 original principal amount:                 0.0000000

(e)  Total:                                                        0.00


(iv) Pool Balance at end of related collection period:   321,110,677.40

(v) After giving effect to distributions on this Distribution Date:

(a) (i)   outstanding principal amount of Class A-1 Note           0.00
      (ii)  Class A-1 Note Pool Factor:                      0.00000000

(b) (i)   outstanding principal amount of Class A-2 Note 152,911,583.10
      (ii)  Class A-2 Note Pool Factor:                      0.87378047

(c) (i)   outstanding principal amount of Class A-3 Note 150,754,000.00
      (ii)  Class A-3 Note Pool Factor:                      1.00000000

(d) (i)  Certificate Balance:                             17,445,094.30
     (ii)  Certificate Pool Factor:                          0.94988683

(vi)  Amount of Servicing Fee paid:                          282,713.60

(vii) Amount of Administration Fee paid:                         500.00

(viii) Aggregate Purchase Amounts for Collection Period:   1,312,751.43

(ix) Aggregate Amount of Realized Losses                     (1,918.22)

(x) Specified Reserve Account Balance at end of
            related collection period:                    15,252,757.18

Caterpillar Financial Asset Trust, 1995-A       Exhibit 99.2

Statement for Noteholders pursuant to Section 5.06(a)         Exhibit B

Distribution Date:                                            28-May-96

( i )  Amount of principal being paid on Notes:

(a)  Class A-1 Notes, CUSIP NO 149114AD2:                          0.00
       per $1,000 original principal amount:                 0.00000000

(b)  Class A-2 Notes, CUSIP NO 149114AE0:                 17,419,812.31
       per $1,000 original principal amount:                99.54178461

(c)  Class A-3 Notes, CUSIP NO 149114AF7:                          0.00
       per $1,000 original principal amount:                 0.00000000

(d)  Total:                                               17,419,812.31


(ii)  Amount of  interest being paid or distributed:

(a)  Class A-1 Notes, CUSIP NO 149114AD2:                          0.00
        per $1,000 original principal amount:                0.00000000

(b)  Class A-2 Notes, CUSIP NO 149114AE0                     865,851.26
        per $1,000 original principal amount:                4.94772149

(c)  Class A-3 Notes, CUSIP NO 149114AF7:                    791,458.50
        per $1,000 original principal amount:                5.25000000

(d)  Total:                                                1,657,309.76


(iii)  Amount of  prepayment premium being paid or distributed:

(a)  Class A-1 Notes, CUSIP NO 149114AD2:                          0.00
        per $1,000 original principal amount:                0.00000000

(b)  Class A-2 Notes, CUSIP NO 149114AE0                           0.00
        per $1,000 original principal amount:                0.00000000

(c)  Class A-3 Notes, CUSIP NO 149114AF7:                          0.00
        per $1,000 original principal amount:                0.00000000

(d)  Total:                                                        0.00



(iv) Pool Balance at end of related collection period:   321,110,677.40

(v) After giving effect to distributions on this Distribution Date:

(a) (i)   outstanding principal amount of Class A-1 Note           0.00
      (ii)  Class A-1 Note Pool Factor:                       0.0000000

(b) (i)   outstanding principal amount of Class A-2 Note 152,911,583.10
      (ii)  Class A-2 Note Pool Factor:                       0.8737805

(c) (i)   outstanding principal amount of Class A-3 Note 150,754,000.00
      (ii)  Class A-3 Note Pool Factor:                       1.0000000

(d) (i)  Certificate Balance:                             17,445,094.30
     (ii)  Certificate Pool Factor:                           0.9498868

(vi)  Amount of Servicing Fee paid:                          282,713.60

(vii) Amount of Administration Fee paid:                         500.00

(viii) Aggregate Purchase Amounts for Collection Period:   1,312,751.43

(ix) Aggregate Amount of Realized Losses                     (1,918.22)

(x) Specified Reserve Account Balance at end of
            related collection period:                    15,252,757.18

Caterpillar Financial Asset Trust, 1995-A       Exhibit 99.3

$115,000,000 Class A-1 5.85% Asset Backed Notes (CUSIP NO 149114AD2) $175,000,000 Class A-2 6.10% Asset Backed Notes (CUSIP NO 149114AE0) $150,754,000 Class A-3 6.30% Asset Backed Notes (CUSIP NO 149114AF7) $18,365,445 6.45% Asset Backed Certificates (CUSIP NO 149114AG5)

Servicing Certificate/Statement to Noteholders and Certificateholders

Distribution Date                                             28-May-96
Collection Period Month Begin                                 01-Apr-96
Collection Period Month End                                   30-Apr-96

Original Pool Balance                                    459,119,445.00
Beginning Pool Balance                                   339,256,315.22
Ending Pool Balance                                      321,110,677.40

Total Interest Collections                                 2,435,357.91
Total Principal Collections                               16,699,495.61
Warranty Repurchases:
    Contracts deferred beyond A-3 maturity date                    0.00
Administrative Repurchases                                 1,312,751.43
Liquidation Proceeds                                         135,309.00
Reinvestment Income                                           75,823.19

TOTAL COLLECTIONS FOR THE COLLECTION PERIOD               20,658,737.14

Miscellaneous Data
    Aggregate Scheduled Amounts 31 - 60 days past due      4,441,223.41
    Aggregate Scheduled Amounts 61 days or more past due   9,539,896.70
    Net Losses on Liquidated Receivables This Period         (1,918.22)
    Number of Loans at Beginning of Period                        5,380
    Number of Loans at End of Period                              5,267
    Repossessed Equipment not Sold or Reassigned (Beginn.) 1,325,807.32 Repossessed Equipment not Sold or Reassigned (End) 1,797,756.91


Calculation of Distributable Amounts
Original Class A-1 Principal Balance                     115,000,000.00
Class A-1 Note Beginning Principal Balance                         0.00
Class A-1 Noteholders' Principal Carryover Shortfall               0.00

A-1 Noteholders' share of the Principal Distribution Amount     100.00%
Class A-1 Noteholders' Principal Distributable Amount              0.00

Original Class A-2 Principal Balance                     175,000,000.00
Class A-2 Note Beginning Principal Balance               170,331,395.41
A-2 Noteholders' Percentage                                      96.00%
Class A-2 Noteholders' Principal Carryover Shortfall               0.00
A-2 Noteholders' share of Principal Distribution Amount          96.00%
Class A-2 Noteholders' Principal Distributable Amount     17,419,812.31

Original Class A-3 Principal Balance                     150,754,000.00
Class A-3 Note Beginning Principal Balance               150,754,000.00
A-3 Noteholders' Percentage                                      96.00%
Class A-3 Noteholders' Principal Carryover Shortfall               0.00
A-3 Noteholders' share of Principal Distribution Amount          96.00%
Class A-3 Noteholders' Principal Distributable Amount              0.00

Original Certificate Principal Balance                    18,365,445.00
Certificate Beginning Principal Balance                   18,170,919.81
Certificateholders' Principal Carryover Shortfall                  0.00
Certificateholders' Principal Distributable Amount           725,825.51

Total Beginning Principal Balance of Notes and Certifica 339,256,315.22

Allocation of Total Distribution Amount (TDA)
Interest Distribution Amount  (IDA)                        2,513,099.32
Principal Distribution Amount  (PDA)                      18,145,637.82
Total Distribution Amount  (TDA)                          20,658,737.14

Servicing Fee Shortfall (Beginning of Period)                      0.00
Servicing Fees Accrued during this Period                    282,713.60
Servicing Fees Paid this Period from TDA                     282,713.60
Servicing Fee Shortfall (End of Period)                            0.00

Administration Fee Shortfall (Beginning of Period)                 0.00
Administration Fees Accrued during this Period                   500.00
Administration Fees Paid this Period from TDA                    500.00
Administration Fee Shortfall (End of Period Shortfall)             0.00

Total Distribution Amount Remaining                       20,375,523.54

A-1 Noteholders' Interest Carryover Shortfall (Beginning)          0.00
Interest Due (in Arrears) on Above Beginning Shortfall             0.00

A-1 Noteholders' Prepayment Premium                                0.00
A-1 Noteholders' Interest Distributable Amount                     0.00
A-1 Noteholders' Interest Paid this Period from TDA                0.00
Prelim. A-1 Noteholders' Interest Carryover Shortfall (End)        0.00

A-2 Noteholders' Interest Carryover Shortfall (Beginning)          0.00
Interest Due (in Arrears) on Above Beginning Shortfall             0.00
A-2 Noteholders' Prepayment Premium                                0.00
A-2 Noteholders' Interest Distributable Amount               865,851.26
A-2 Noteholders' Interest Paid this Period from TDA          865,851.26
Prelim. A-2 Noteholders' Interest Carryover Shortfall (End)        0.00

A-3 Noteholders' Interest Carryover Shortfall (Beginning)          0.00
Interest Due (in Arrears) on Above Beginning Shortfall             0.00
A-3 Noteholders' Prepayment Premium                                0.00
A-3 Noteholders' Interest Distributable Amount               791,458.50
A-3 Noteholders' Interest Paid this Period from TDA          791,458.50
Prelim. A-3 Noteholders' Interest Carryover Shortfall (End)        0.00

Noteholders' Interest Carryover Shortfall (Beginning)              0.00
Interest Due (in Arrears) on Above Beginning Shortfall             0.00
Noteholders' Prepayment Premium                                    0.00
Noteholders' Interest Distributable Amount                 1,657,309.76
Noteholders' Interest Paid this Period from TDA            1,657,309.76
Prelim. Noteholders' Interest Carryover Shortfall (End)            0.00

Total Distribution Amount Remaining                       18,718,213.78

Class A-1 Noteholders' Principal Carryover Shortfall (Beginning)   0.00
A-1 Noteholders' Principal Distributable Amount this Period        0.00
A-1 Noteholders' Principal Paid this Period from TDA               0.00
Prelim. Class A-1 Noteholders' Principal Carryover Short           0.00

Total Distribution Amount Remaining                       18,718,213.78

Class A-2 Noteholders' Principal Carryover Shortfall (Beginning)   0.00
A-2 Noteholders' Principal Distributable Amount this Per. 17,419,812.31
A-2 Noteholders' Principal Paid this Period from TDA      17,419,812.31
Prelim. Class A-2 Noteholders' Principal Carryover Short           0.00

Total Distribution Amount Remaining                        1,298,401.48

Class A-3 Noteholders' Principal Carryover Shortfall (Beginning)   0.00
A-3 Noteholders' Principal Distributable Amount this Per.          0.00
A-3 Noteholders' Principal Paid this Period from TDA               0.00
Prelim. Class A-3 Noteholders' Principal Carryover Short           0.00

Total Distribution Amount Remaining                        1,298,401.48

Certificateholders' Interest Carryover Shortfall (Beginning)       0.00
Interest Due (in Arrears) on Above Beginning Shortfall             0.00
Certificateholders' Prepayment Premium                             0.00
Certificateholders' Earned Interest                           97,668.69
Certificateholders' Interest Paid this Period from TDA        97,668.69
Prelim. Certificateholders' Interest Carryover Shortfall           0.00

Total Distribution Amount Remaining                        1,200,732.78

Certificateholders' Principal Carryover Shortfall (Beginning)      0.00
Certificateholders' Principal Distributable Amount           725,825.51
Certificateholders' Principal Paid this Period from TDA      725,825.51
Prelim. Certificateholders' Principal Carryover Shortfal           0.00

Total Distribution Amount Remaining                          474,907.27

Distributions to/from Reserve Account
Reserve Account Balance at beginning of period            16,114,674.97
Deposit to Reserve Account from Excess Collections           474,907.27

Distribute from Reserve Account to Noteholders' Distr. A           0.00
Adjustment to A-1 Interest Carryover Shortfall                     0.00
Adjustment to A-2 Interest Carryover Shortfall                     0.00
Adjustment to A-3 Interest Carryover Shortfall                     0.00
Adjustment to A-1 Principal Carryover Shortfall                    0.00
Adjustment to A-2 Principal Carryover Shortfall                    0.00
Adjustment to A-3 Principal Carryover Shortfall                    0.00

Reserve Account Balance Remaining                         16,589,582.24

Distribute from Reserve Account to Certificateholders' D           0.00
Adjustment to Certificateholders' Interest Carryover Short         0.00
Adjustment to Certificateholders' Principal Carryover Short        0.00

Reserve Account Balance Remaining                         16,589,582.24

Cumulative Realized Losses since 1-Aug-95 (Cut-off Date) (1,918.22) Are Cum. Realized Losses > 2.25% of Initial Pool Balance NO
(12 x Realized Losses) + Repos at end of Collection Period 1,774,738.27 ((12 x Realized Losses) + Unliq. Repos)>2.00% of Beg. Po NO
Aggregate Scheduled Amounts 60 days or more past due       9,539,896.70
Are >60 day Delinquencies > 3.75% of Ending Pool Balance  NO
Is any one of the three conditions "YES"?                 NO

Class A-1 Note Principal Balance (End of Period)                   0.00
Class A-2 Note Principal Balance (End of Period)         152,911,583.10
Class A-3 Note Principal Balance (End of Period)         150,754,000.00
Certificate Principal Balance (End of Period)             17,445,094.30
Total Principal Balance of Notes and Certificates        321,110,677.40

Specified Reserve Account Balance                         15,252,757.18
Greater of:
      4.75% of  Ending Pool Balance                       15,252,757.18
      Floor (Min. Outstanding Note and Certificate Bal.   11,477,986.13

Reserve Account Balance Remaining                         16,589,582.24
Excess Reserve Account Balance                             1,336,825.07
Release from Reserve Account to Seller                     1,336,825.07
Release from Reserve Account to A-2 Noteholders as Princpal        0.00
Release from Reserve Account to A-3 Noteholders as Princpal        0.00
Ending Reserve Account Balance (after distributions)      15,252,757.18
Net Change in Reserve Account Balance                      (861,917.80)

Ending Balances/Factors
Class A-1 Interest Carryover Shortfall  (Ending Balance)           0.00
Class A-2 Interest Carryover Shortfall  (Ending Balance)           0.00
Class A-3 Interest Carryover Shortfall  (Ending Balance)           0.00

Noteholders' Interest Carryover Shortfall  (Ending Balance)        0.00
Class A-1 Principal Carryover Shortfall  (Ending Balance)          0.00
Class A-2 Principal Carryover Shortfall  (Ending Balance)          0.00
Class A-3 Principal Carryover Shortfall  (Ending Balance)          0.00

Certificateholders' Interest Carryover Shortfall  (Ending)         0.00
Certificateholders' Principal Carryover Shortfall  (Ending)        0.00

Class A-1 Note Principal Balance (End of Period)                   0.00
Class A-2 Note Principal Balance (End of Period)         152,911,583.10
Class A-3 Note Principal Balance (End of Period)         150,754,000.00
Page 12


Certificate Principal Balance (End of Period)             17,445,094.30
Total Principal Balance of Notes and Certificates        321,110,677.40

Class A-1 Note Pool Factor (End of Period)                    0.0000000
Class A-2 Note Pool Factor (End of Period)                    0.8737805
Class A-3 Note Pool Factor (End of Period)                    1.0000000

Certificate Pool Factor (End of Period)                       0.9498868
Total Notes & Certificates Pool Factor (End of Period)        0.6994055

Specified Reserve Account Balance (after distributions)   15,252,757.18



Caterpillar Financial Asset Trust, 1995-A    Administrative Repurchase

                                                              28-May-96

Receivable Reference                              Principal Repurchase

001-0021734                                                  115,112.07
001-0023227                                                  103,759.08
001-0024110                                                  157,083.34
001-0016407                                                   88,957.41
001-0009343                                                   28,870.26
001-0024088                                                    5,128.24
001-0007691                                                   88,580.96
001-0019203                                                  292,682.11
001-0021122                                                   54,900.27
001-0019388                                                   43,391.92
001-0018235                                                   57,852.23
001-0008878                                                   15,644.44
001-5013901                                                    1,906.95
001-0015507                                                  202,202.00
001-0025446                                                    9,829.92
001-0022974                                                   46,850.23

Total Repurchases                                          1,312,751.43


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